GENERAL SECURITY AGREEMENT

1. SECURITY INTEREST

(a) For value received, Comstock Mining LLC (the "Debtor"), hereby grants to Resource Income Fund, L.P. ("RIF") a security interest (the "Security Interest") in the undertaking of Debtor and in all of Debtor's present and after acquired personal property including, without limitation, in all Goods (including all parts, accessories, attachments, special tools, additions and accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, Money and Securities and all other Investment Property now owned or hereafter owned or acquired by or on behalf of Debtor (including such as may be returned to or repossessed by Debtor) and in all proceeds and renewals thereof, accretions thereto and substitutions therefore (hereinafter collectively called "Collateral") and including, without limitation, all of the following now owned or hereafter owned or acquired by or on behalf of Debtor:

(i) all Inventory of whatever kind and wherever situated;

(ii) all equipment (other than Inventory) of whatever kind and wherever situated, including, without limitation, all machinery, tools, apparatus, plant, furniture, fixtures and vehicles of whatsoever nature or kind;

(iii) all Accounts and book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by Debtor ("Debts");

(iv) all lists, records and files relating to Debtor's customers;

(v) all deeds, documents, writings, papers, books of account and other books relating to or being records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

(vi) all contractual rights and insurance claims; and

(vii) all patents, industrial designs, trade-marks, trade secrets and know-how, including, without limitation, environmental technology and biotechnology, confidential information, trade-names, goodwill, copyrights, and software and all other forms of intellectual and industrial property, and any registrations and applications for registration of any of the foregoing (collectively "Intellectual Property"); and

(viii) any and all future material contracts, including any mining exploration or development contracts, and refining and milling contracts, and all proceeds related thereto, and any renewals and amendments thereof.

(b) The Security Interest granted hereby shall not extend or apply to and Collateral shall not include the last day of the term of any lease or agreement therefore, but, upon the enforcement of the Security Interest, Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

(c) The terms "Goods", "Chattel Paper", "Document of Title", "Instrument", "Intangible", "Security", "Investment Property", "proceed", "Inventory", "accession", "Money", "Account", "financing statement" and "financing change statement" whenever used herein shall be interpreted pursuant to their respective meanings when used in "UCC", the Uniform Commercial Code, as enacted in the State of New York, as amended from time to time, which Code, including amendments thereto and any Code substituted therefor and amendments thereto is herein referred to as the "UCC," provided always that the term "Goods" when used herein shall not include "consumer goods" of Debtor as that term is defined in the "UCC." Any reference herein to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof".

2. INDEBTEDNESS SECURED

The Security Interest granted hereby secures the Obligations of the Debtor under and as defined in the Secured Promissory Note and Guaranty dated July 24, 2012 (the "Note"), among the Debtor, RIF and Comstock Mining Inc..

3. REPRESENTATIONS AND WARRANTIES OF DEBTOR

Debtor represents and warrants and so long as this Security Agreement remains in effect shall be deemed to continuously represent and warrant that:

(a) the Collateral is owned by Debtor free of all security interests, mortgages, liens, claims, charges, licenses, leases, encumbrances or other adverse claims or interests (hereinafter collectively called "Encumbrances"), save for the Permitted Liens, the Security Interest and those Encumbrances shown on Schedule "A" or hereafter approved in writing by RIF, prior to their creation or assumption;

(b) all Intellectual Property applications and registrations are valid and in good standing and Debtor is the owner of the applications and registrations;

(c) each Debt, Chattel Paper and Instrument constituting Collateral is enforceable in all material respects in accordance with its terms against the party obligated to pay the same (the "Account Debtor"), and the amount represented by Debtor to RIF from time to time as owing by each Account Debtor or by all Account Debtors will be the correct amount actually owing by such Account Debtors, except for normal discounts and ordinary course accommodations and adjustments; and

CdCa

(d) the locations specified in Schedule "B" as to business operations and records are accurate and constitute all locations where any material business operations and records are kept and, with respect to material Goods (including Inventory) constituting Collateral, the locations specified in Schedule "B" are accurate save for Goods in transit to such locations and Inventory on lease or consignment; and all fixtures or Goods about to become fixtures and all minerals to be extracted which forms part of the Collateral will be situated at one of such locations.

(e) the execution, delivery and performance of the obligations under this Security Agreement and the creation of any security interest in or assignment hereunder of Debtor's rights in the Collateral to RIF will not result in a breach of any agreement to which Debtor is a party.

4. COVENANTS OF THE DEBTOR

So long as this Security Agreement remains in effect, Debtor covenants and agrees:

(a) to defend Collateral against the claims and demands of all other parties claiming the same or an interest therein in a commercially reasonable and prudent manner; to diligently initiate and prosecute legal action against all infringers of Debtor's rights in Intellectual Property; to take all reasonable action to keep the Collateral free from all Encumbrances, except for the Security Interest, licenses which are compulsory under federal or provincial legislation, the Permitted Liens and those shown on Schedule "A" or hereafter approved in writing by RIF, prior to their creation or assumption, and not to sell, exchange, transfer, assign, lease, license or otherwise dispose of Collateral or any interest therein without the prior written consent of RIF not to be unreasonably withheld, delayed or conditioned; provided that, so long as a default is not continuing, Debtor may, in the ordinary course of Debtor's business, sell or lease Inventory, equipment or other assets;

(b) to notify RIF promptly of:

(i) any change in the information contained herein or in the Schedules hereto relating to Debtor, Debtor's business or Collateral,

(ii) the details of any significant acquisition of Collateral,

(iii) the details of any claims or litigation affecting Debtor or Collateral in which the maximum amount claimed or in controversy exceeds $10,000,

(iv) any material loss or damage to Collateral in excess of $10,000 and not covered by insurance,

(v) any default by any Account Debtor in payment or other performance of its obligations with respect to Collateral, and

(vi) the return to or repossession by Debtor of Collateral;

ЬбЧ

(c) to keep Collateral in good order, condition and repair, normal wear and tear excepted, and not to use Collateral in violation of the provisions of this Security Agreement or any other agreement relating to Collateral or any policy insuring Collateral or any applicable statute, law, by-law, rule, regulation or ordinance; to renew all agreements and registrations as may be necessary or desirable to protect Intellectual Property, unless otherwise agreed in writing by RIF; to apply to register all existing and future copyrights, trade-marks, patents, integrated circuit topographies and industrial designs whenever Debtor in its sole discretion determines it is commercially reasonable to do so;

(d) to do, execute, acknowledge and deliver such financing statements, financing change statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by RIF of or with respect to Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

(e) to pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of Debtor or Collateral as and when the same become due and payable, except for those whose amount or validity is being contested in good faith by proper proceedings diligently conducted;

(f) to insure collateral in such amounts and against such risks as would customarily be insured by a prudent owner of similar Collateral, with loss payable to RIF and Debtor, as insureds, as their respective interests may appear, and to pay all premiums therfor and deliver copies of policies and evidence of renewal to RIF on request, and carry on and conduct the business of Debtor in a proper manner and so as to protect and preserve Collateral as may be commercially reasonable and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for Debtor's business as well as accurate and complete records concerning Collateral, and mark any and material Collateral at RIF's request so as to indicate the Security Interest;

(g) to prevent Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an accession to other property not covered by this Security Agreement;

(h) to deliver to RIF from time to time promptly upon request:

(i) any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to Collateral, to the extent necessary to perfect a security interest therein, except to the extent there is a Permitted Lien with priority to such security interest,

(ii) copies of all policies and certificates of insurance relating to Collateral, and

(iii) such information concerning Collateral, the Debtor and Debtor's business and affairs as RIF may reasonably request.

5. USE AND VERIFICATION OF COLLATERAL

Subject to compliance with Debtor's covenants contained herein and Clause 7 hereof, Debtor may, until a default (as defined herein), possess, operate, collect, use and enjoy and deal with Collateral in the ordinary course of Debtor's business in any manner not inconsistent with the provisions hereof; provided always that RIF shall have the right at any time and from time to time upon reasonable notice and during normal business hours and subject to reasonable safety procedures and requirements of Debtor, to verify the existence and state of the Collateral in any reasonable manner and Debtor agrees to furnish all reasonable assistance and information and to perform all such acts as RIF may reasonably request in connection therewith and for such purpose to grant to RIF or its agents access to all places where Collateral may be located and to all premises occupied by Debtor.

6. SECURITIES, INVESTMENT PROPERTY

If Collateral at any time includes Securities and a Default (as defined in the Note) shall have occurred and is continuing, Debtor authorizes RIF to transfer the same or any part thereof into its own name or that of its nominee(s) so that RIF or its nominee(s) may appear of record as the sole owner thereof.

Where any Investment Property is held in or credited to an account that has been established with a securities intermediary, RIF may, at any time after Default shall have occurred and is continuing, give a notice of exclusive control to any such securities intermediary with respect to such Investment Property.

7. COLLECTION OF DEBTS

After a default under this Security Agreement, RIF may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to RIF.

8. DISPOSITION OF MONEY

Subject to any applicable requirements of the UCC, all Money collected or received by RIF pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied against the Obligations of Debtor under the Note in such manner as RIF deems best or, at the option of RIF, may be held unappropriated in a collateral account or released to Debtor, all without prejudice to the liability of Debtor or the rights of RIF hereunder, and any surplus shall be accounted for as required by law.

9. EVENTS OF DEFAULT

The happening of any Default (as defined in the Note) shall constitute a default hereunder and is herein referenced to as "default."

10. ACCELERATION

RIF, in its sole discretion, may declare all or any part of the Note to be immediately due and payable, without demand or notice of any kind, if a default shall have occurred and be continuing.

ela

11. REMEDIES

At any time that a default has occurred and is continuing, Debtor acknowledges and agrees that RIF shall have the right to:

(a) subject to any applicable law, including the UCC, take possession of, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefor and in respect thereof;

(b) sell, license, lease or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to RIF may seem reasonable;

(c) have all rights and remedies of a secured party under the UCC in addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and RIF and in addition to any other rights RIF may have at law or in equity; provided, that RIF shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease, license or otherwise dispose of Collateral or to institute any proceedings for such purposes; provided, further that RIF shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper whether Collateral or proceeds and whether or not in RIF's possession and shall not be liable or accountable for failure to do so;

(d) take possession of Collateral under this clause (d) wherever it may be located and by any method permitted by law and Debtor agrees upon request from RIF to assemble and deliver possession of Collateral at such place or places as directed;

(e) reimbursement for or payment of all costs, charges and expenses reasonably incurred by RIF, whether directly or for services rendered (including reasonable attorney fees), in operating Debtor's accounts, in preparing or enforcing this Security Agreement, in taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral and in enforcing or collecting the Obligations of the Debtor under the Note and all such costs, charges and expenses, together with any amounts owing as a result of any borrowing by RIF, as permitted hereby, shall be a first charge on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby;

(f) dispose of Collateral as provided hereunder in the manner required by the UCC after giving Debtor notice of the date, time and place of any public or private sale; and

(g) after delivering written demand to Debtor and subject to any applicable law, including the UCC, require Debtor to take such further action as may be necessary to evidence and effect an assignment or licensing of Intellectual Property to whomever RIF directs (including to RIF) or appoint an officer, director or branch manager of RIF to be Debtor's attorney in accordance with applicable legislation with full power of substitution and to do on Debtor's behalf anything that is required to assign, license or transfer, and to record any assignment, license or transfer of the Collateral (this power of attorney, which is coupled with an interest, is irrevocable until the release or discharge of the Security Interest).

12. MISCELLANEOUS

(a) Debtor hereby acknowledges that RIF shall be entitled to file such financing statements, financing change statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying Collateral or any permitted Encumbrances affecting Collateral or identifying the locations at which Debtor's business is carried on and Collateral and records relating thereto are situated) as RIF may deem appropriate to perfect on an ongoing basis and continue the Security Interest.

(b) Without limiting any other right of RIF, at any time that a default has occurred and is continuing, RIF may, in its sole discretion, set off against the Note any and all amounts then owed to Debtor by RIF in any capacity, whether or not due, and RIF shall be deemed to have exercised such right to set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on RIF's records subsequent thereto.

(c) Upon Debtor's failure to perform any of its duties hereunder in any material respect, RIF may, but shall not be obligated to, perform any or all of such duties, and Debtor shall pay to RIF, forthwith upon written demand therefor, an amount equal to the expense incurred by RIF in so doing plus interest thereon from the date such expense is incurred until it is paid at a rate that is the lower of (i) 15% per annum or (ii) the highest rate allowable by applicable law.

(d) RIF may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with Debtor, debtors of Debtor, sureties and others and with Collateral and other security as RIF may see fit without prejudice to the liability of Debtor or RIF's right to hold and realize the Security Interest. Furthermore, RIF may demand, collect and sue on Collateral in either Debtor's or RIF's name, at RIF's option, and may endorse Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting Collateral.

(e) No delay or omission by RIF in exercising any right or remedy hereunder or with respect to the Note shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, RIF may remedy any default by Debtor hereunder or with respect to the Note in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of RIF granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

(f) Debtor waives protest of any Instrument constituting Collateral at any time held by RIF on which Debtor is in any way liable and, subject to Clause 11(g) hereof, notice of any other action taken by RIF.

(g) This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. If more than one Debtor executes this Security Agreement the obligations of such Debtors hereunder shall be joint and several.

CSB

(h) Provided that RIF executes and delivers a non-disclosure agreement that is acceptable to Debtor and subject to such agreement, RIF may provide any financial and other information it has about Debtor, the Security Interest and the Collateral to anyone acquiring or may acquire an interest in the Security Interest or the Collateral from RIF or anyone acting on behalf of RIF.

(i) Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

(j) Subject to the requirements of Clause 11(g) hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given, in the case of RIF, if delivered to it or sent by prepaid registered mail addressed to it at its address herein set forth or as changed pursuant hereto, and, in the case of Debtor, if delivered to it or if sent by prepaid registered mail addressed to it at its last address known to RIF. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

(k) The headings used in this Security Agreement are for convenience only and are not be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

(l) When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

(m) In the event any provisions of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this Security Agreement shall remain in full force and effect.

(n) Nothing herein contained shall in any way obligate RIF to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute indebtedness.

(o) The Security Interest created hereby is intended to attach when this Security Agreement is signed by Debtor and delivered to RIF and the Note is executed, delivered and funded.

(p) This Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the State of New York.

(q) The Security Interest created hereunder shall terminate when the Obligations of the Debtor under the Note have been fully satisfied, at which time RIF shall execute and deliver to Debtor, or to such person or persons as Debtor shall reasonably designate, all UCC termination statements and similar documents prepared by Debtor at its expense which Debtor

shall reasonably request to evidence such termination. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Debtor in a transaction permitted by the Note, then RIF, at the request and sole expense of such Debtor, shall execute and deliver to Debtor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

(r) Debtor represents and warrants that the following information is accurate:

BUSINESS DEBTOR

NAME OF BUSINESS DEBTOR Comstock Mining LLC			
ADDRESS OF BUSINESS DEBTOR 1200 American Flat Road, PO Box 1118	CITY Virginia City	STATE Nevada	POSTAL CODE 89440

[Signature Page Follows]

ed g

IN WITNESS WHEREOF each of the parties hereto has executed this agreement on the 24th day of July, 2012.

RESOURCE INCOME FUND, L.P.

By: [signature]
Name: Justin Sullivan
Title: COO

COMSTOCK MINING LLC

By: [signature]
Name: Corrado DeGasperis
Title: President/CEO of Comstock Mining Inc., Manager

SCHEDULE "A"

(ENCUMBRANCES AFFECTING COLLATERAL)

1. Permitted Liens

"**Permitted Liens**" means, collectively, (a) Liens existing on the date of the Note and disclosed to Holder in Appendix II of the Note and Liens arising pursuant to the Note and the other Loan Documents; (b) Liens for taxes, assessments, fees, levies, duties or other governmental charges of any kind, either not yet due or being contested in good faith and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with generally accepted accounting principles, provided the same have no priority over any of Holder's security interests; (c) Liens for landlords, common carriers, warehousemen, mechanics, materialmen, repairmen, service provider, laborers, employees, suppliers or similar Liens arising by operation of law for amounts that are owed but not yet delinquent, provided such Liens do not, in the aggregate, materially detract from the value of the assets of the Borrower and its subsidiaries or materially impair the use thereof in the operation of the Borrower's or its subsidiaries' business, in each case, taken as a whole, (d) Liens created in connection with the consummation of the CAT Financing (as defined in Schedule 2), (e) purchase money security interests in real property, improvements thereto or equipment thereafter acquired or Liens not to exceed $500,000 in the aggregate in any fiscal year incurred solely for the purpose of financing the acquisition of goods or equipment acquired by the Borrower or Subsidiary in the ordinary course of business, (f) in the case of real property, any matters, restrictions, covenants, conditions, limitations, rights, rights of way, encumbrances, encroachments, reservations, easements, agreements and other matters of record, such state of facts of which an accurate survey of the property would reveal, which in the aggregate, are not material in amount, and which do not, in the aggregate, materially detract from the value of any such real property or materially interfere with the ordinary conduct of the Borrower's and the Subsidiary's businesses (Appendix II sets forth such matters of which the Borrower is currently aware), (g) attachments, appeal bonds, judgments and other similar Liens for the payment of money not exceeding $100,000 arising in connection with court proceedings; provided that the execution of such Liens is effectively stayed, (h) deposits to secure the performance of bids, trade contracts and leases, statutory obligations (including worker's compensation, unemployment insurance and other social security laws or regulations or in respect of health, disability, retirement or other employee benefits), surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (i) any other Lien created or incurred in connection with Indebtedness permitted in accordance with Section 1.2 of Schedule 2, (j) Liens securing the reimbursement obligations in respect of trade-related letters of credit, (k) any Lien existing on any property or asset of any Person prior to the acquisition of such asset by the Borrower, provided, that such Lien is not created in contemplation of or in connection with such acquisition and such Lien does not apply to any other property or asset of the Borrower or Subsidiary or (l) any Lien existing or arising under any hedging or swap agreement, provided that such agreement is entered into with the Gold Agent, RIF or an affiliate of either of them in the ordinary course of business and not for speculative purposes.

SCHEDULE "B"

1. **Locations of Debtor's Business Operations**

Schedule B

(a) 1200 American Flat Rd. Gold Hill, Nevada 89440
(b) All Locations set forth on the attached List of Patents.

Exhibit A

LEGAL DESCRIPTION

File Number: 1021548-02

THE LAND REFERRED TO HEREIN IS SITUATED IN LYON COUNTY AND STOREY COUNTY, STATE OF NEVADA, DESCRIBED AS FOLLOWS:

PARCEL 1:

BILLIE THE KID LODE MINING CLAIM, BEING MINERAL SURVEY NO. 5011, EMBRACING A PORTION OF SECTION 8, TOWNSHIP 16 NORTH, RANGE 21 EAST, M.D.M., IN THE GOLD HILL MINING DISTRICT, LYON AND STOREY COUNTIES, NEVADA; AND BEING MORE PARTICULARLY DESCRIBED IN THE PATENT ISSUED BY THE UNITED STATES OF AMERICA TO CLAIRE ANNE OBESTER AND DOROTHY HELEN OBESTER, DATED AUGUST 17, 2001, AND RECORDED OCTOBER 24, 2001, IN BOOK 146, PAGE 215, AS DOCUMENT NO. 090364, OFFICIAL RECORDS, STOREY COUNTY, NEVADA, AND RECORDED JANUARY 14, 2002 AS DOCUMENT NO. 270954, OFFICIAL RECORDS, LYON COUNTY, NEVADA.

EXCEPT ALL THAT PORTION OF SAID MINING CLAIM LYING WITHIN LYON COUNTY, NEVADA.

ASSESSOR'S PARCEL NO. 800-002-71.

PARCEL 1A:

BILLIE THE KID LODE MINING CLAIM, BEING MINERAL SURVEY NO. 5011, EMBRACING A PORTION OF SECTION 8, TOWNSHIP 16 NORTH, RANGE 21 EAST, M.D.M., IN THE GOLD HILL MINING DISTRICT, LYON AND STOREY COUNTIES, NEVADA; AND BEING MORE PARTICULARLY DESCRIBED IN THE PATENT ISSUED BY THE UNITED STATES OF AMERICA TO CLAIRE ANNE OBESTER AND DOROTHY HELEN OBESTER, DATED AUGUST 17, 2001, AND RECORDED OCTOBER 24, 2001, IN BOOK 146, PAGE 215, AS DOCUMENT NO. 090364, OFFICIAL RECORDS, STOREY COUNTY, NEVADA, AND RECORDED JANUARY 14, 2002 AS DOCUMENT NO. 270954, OFFICIAL RECORDS, LYON COUNTY, NEVADA.

EXCEPT ALL THAT PORTION OF SAID MINING CLAIM LYING WITHIN STOREY COUNTY, NEVADA.

ASSESSOR'S PARCEL NO. NONE ASSIGNED BY THE LYON COUNTY ASSESSOR'S OFFICE.

PARCEL 2:

ECHO LODE MINING CLAIM, BEING MINERAL SURVEY NO. 50, MINING DISTRICT NO. 7, AND DESIGNATED BY THE SURVEYOR GENERAL AS LOT 50, EMBRACING A PORTION OF SECTION 8, TOWNSHIP 16 NORTH, RANGE 21 EAST, M.D.M., IN THE GOLD HILL MINING DISTRICT, STOREY COUNTY, NEVADA; AND BEING MORE PARTICULARLY DESCRIBED IN THE PATENT ISSUED BY THE UNITED STATES OF AMERICA TO L.P. DREXLER AND JOHN D. STEPHENS, DATED SEPTEMBER 21, 1870, AND RECORDED SEPTEMBER 24, 2009 AS DOCUMENT NO. 0111916, OFFICIAL RECORDS, STOREY COUNTY, NEVADA.

ASSESSOR'S PARCEL NO. 600-001-11.

PARCEL 3:

ST. LOUIS LODE MINING CLAIM, BEING MINERAL SURVEY NO. 67, AND DESIGNATED BY THE SURVEYOR GENERAL AS LOT 67, EMBRACING A PORTION OF SECTION 8, TOWNSHIP 16 NORTH, RANGE 21 EAST, M.D.M., IN THE GOLD HILL MINING DISTRICT, LYON AND STOREY COUNTIES, NEVADA; AND BEING MORE PARTICULARLY DESCRIBED IN THE PATENT ISSUED BY THE UNITED STATES OF AMERICA TO ST. LOUIS GOLD SILVER MINING COMPANY, DATED OCTOBER 17, 1874, AND RECORDED APRIL 16, 1880 IN BOOK 50, PAGE 115 OF DEEDS, STOREY COUNTY, NEVADA RECORDS, AND RECORDED OCTOBER 9, 2009 AS DOCUMENT NO. 449507, OFFICIAL RECORDS, LYON COUNTY, NEVADA.

EXCEPT ALL THAT PORTION OF SAID MINING CLAIM LYING WITHIN LYON COUNTY, NEVADA.

ASSESSOR'S PARCEL NO. 800-001-08 AND 800-001-13.

PARCEL 3A:

ST. LOUIS LODE MINING CLAIM, BEING MINERAL SURVEY NO. 67, AND DESIGNATED BY THE SURVEYOR GENERAL AS LOT 67, EMBRACING A PORTION OF SECTION 8, TOWNSHIP 16 NORTH, RANGE 21 EAST, M.D.M., IN THE GOLD HILL MINING DISTRICT, LYON AND STOREY COUNTIES, NEVADA; AND BEING MORE PARTICULARLY DESCRIBED IN THE PATENT ISSUED BY THE UNITED STATES OF AMERICA TO ST. LOUIS GOLD SILVER MINING COMPANY, DATED OCTOBER 17, 1874, AND RECORDED APRIL 16, 1880 IN BOOK 50, PAGE 115 OF DEEDS, STOREY COUNTY, NEVADA RECORDS, AND RECORDED OCTOBER 9, 2009 AS DOCUMENT NO. 449507, OFFICIAL RECORDS, LYON COUNTY, NEVADA.

EXCEPT ALL THAT PORTION OF SAID MINING CLAIM LYING WITHIN STOREY COUNTY, NEVADA.

ASSESSOR'S PARCEL NO. NONE ASSIGNED BY THE LYON COUNTY ASSESSOR'S OFFICE.

PARCEL 4:

GREEN LODE MINING CLAIM, BEING MINERAL SURVEY NO. 95, AND DESIGNATED BY THE SURVEYOR GENERAL AS LOT 95, EMBRACING A PORTION OF SECTION 8, TOWNSHIP 16 NORTH, RANGE 21 EAST, M.D.M., IN THE DEVIL'S GATE MINING DISTRICT, LYON AND STOREY COUNTIES, NEVADA; AND BEING MORE PARTICULARLY DESCRIBED IN DESCRIBED IN THE PATENT ISSUED BY THE UNITED STATES OF AMERICA TO GREEN GOLD SILVER MINING COMPANY, DATED JUNE 4, 1875, AND RECORDED JULY 26, 1875 IN BOOK 39, PAGE 1 OF DEEDS, STOREY COUNTY, NEVADA RECORDS, AND RECORDED OCTOBER 9, 2009 AS DOCUMENT NO. 449508, OFFICIAL RECORDS, LYON COUNTY, NEVADA.

EXCEPT ALL THAT PORTION OF SAID MINING CLAIM LYING WITHIN LYON COUNTY, NEVADA.

ASSESSOR'S PARCEL NO. 800-001-09.

PARCEL 4A:

GREEN LODE MINING CLAIM, BEING MINERAL SURVEY NO. 95, AND DESIGNATED BY THE SURVEYOR GENERAL AS LOT 95, EMBRACING A PORTION OF SECTION 8, TOWNSHIP 16 NORTH, RANGE 21 EAST, M.D.M., IN THE DEVIL'S GATE MINING DISTRICT, LYON AND STOREY COUNTIES, NEVADA; AND BEING MORE PARTICULARLY DESCRIBED IN DESCRIBED IN THE PATENT ISSUED BY THE UNITED STATES OF AMERICA TO GREEN GOLD SILVER MINING COMPANY, DATED JUNE 4, 1875, AND RECORDED JULY 26, 1875 IN BOOK 39, PAGE 1 OF DEEDS, STOREY COUNTY, NEVADA RECORDS, AND RECORDED OCTOBER 9, 2009 AS DOCUMENT NO. 449506, OFFICIAL RECORDS, LYON COUNTY, NEVADA.

EXCEPT ALL THAT PORTION OF SAID MINING CLAIM LYING WITHIN STOREY COUNTY, NEVADA.

ASSESSOR'S PARCEL NO. NONE ASSIGNED BY THE LYON COUNTY ASSESSOR'S OFFICE.

PARCEL 5:

LUCERNE LODE MINING CLAIM, BEING MINERAL SURVEY NO. 140, AND DESIGNATED BY THE SURVEYOR GENERAL AS LOT 140, EMBRACING A PORTION OF SECTION 8, TOWNSHIP 16 NORTH, RANGE 21 EAST, M.D.M., IN THE GOLD HILL MINING DISTRICT, STOREY COUNTY, NEVADA; AND BEING MORE PARTICULARLY DESCRIBED IN DESCRIBED IN THE PATENT ISSUED BY THE UNITED STATES OF AMERICA TO SILVER HILL MING COMPANY, DATED OCTOBER 14, 1880, AND RECORDED FEBRUARY 18, 1896 IN BOOK 53, PAGE 373 OF DEEDS, STOREY COUNTY, NEVADA RECORDS.

Parcel 6

THE FOLLOWING DESCRIBED PATENTED MINING CLAIM SITUATED WITHIN STOREY COUNTY, NEVADA: [illegible] - 74

HARTFORD LODE MINING CLAIM, BEING MINERAL CERTIFICATE NO. 205, BEING MINERAL SURVEY NO. 88, AND DESIGNATED BY THE SURVEYOR GENERAL AS LOT 88, EMBRACING A PORTION OF SECTION 8, TOWNSHIP 16 NORTH, RANGE 21 EAST, M.D.M., IN THE GOLD HILL MINING DISTRICT, STOREY COUNTY, NEVADA; AND BEING MORE PARTICULARLY DESCRIBED IN THE PATENT ISSUED BY THE UNITED STATES OF AMERICA TO HARTFORD MINING COMPANY, DATED FEBRUARY 4, 1879, AND RECORDED APRIL 3, 1879, IN BOOK 44, PAGE 164, DEED RECORDS, STOREY COUNTY, NEVADA.

PARCEL 7:

THE FOLLOWING DESCRIBED PATENTED MINING CLAIM SITUATED WITHIN STOREY COUNTY, NEVADA: [illegible] - 96

OLYMPIA LODE MINING CLAIM, BEING MINERAL SURVEY NO. 3760, EMBRACING A PORTION OF SECTION 8, TOWNSHIP 16 NORTH, RANGE 21 EAST, M.D.M., IN THE GOLD HILL MINING DISTRICT, STOREY COUNTY, NEVADA; AND BEING MORE PARTICULARLY DESCRIBED IN THE PATENT ISSUED BY THE UNITED STATES OF AMERICA TO THE NEVADA MINING AND REDUCTION AND POWER COMPANY, DATED NOVEMBER 14, 1913, AND DECEMBER 18, 1913, IN BOOK 57, PAGE 371, DEED RECORDS, STOREY COUNTY, NEVADA.